SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               -------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 18, 1998
                Date of report (Date of earliest event reported)


                             BINKS SAMES CORPORATION
             (Exact Name of Registrant as Specified in its Charter)



              DELAWARE                    1-1416                36-0808480
    (State or Other Jurisdiction        (Commission          (I.R.S. Employer
          of Incorporation)             File Number)        Identification No.)


        9201 WEST BELMONT AVENUE
        FRANKLIN PARK, ILLINOIS                                     60131
(Address of Principal Executive Office)                          (Zip Code)


                                  847/671-3000
              (Registrant's telephone number, including area code)


                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.  OTHER EVENTS.

       See attached press release issued by Binks Sames Corporation on September 18, 1998 (the "Press Release") regarding unaudited financial information for the Company's continuing operations after the sale of certain of its assets to Illinois Tool Works Inc. ("ITW") in a transaction announced on August 31, 1998. The information set forth in the Press Release is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      EXHIBITS

Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated September 18, 1998.


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                                   SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                             BINKS SAMES CORPORATION
                                             (Registrant)


Date:      October 1, 1998                   By: /s/ Jeffrey Lemajeur
     --------------------------                  ------------------------------
                                                 Chief Financial Officer,
                                                 Vice President of Finance and
                                                 Treasurer

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

                                INDEX TO EXHIBITS


Exhibit No.       Description
-----------       -----------

   99.1           Press Release dated September 18, 1998.


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